UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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[ ]	Preliminary Information Statement

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BARFRESH FOOD GROUP INC.

(Name of Registrant as Specified In Its Charter)

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BARFRESH FOOD GROUP INC.

8530 Wilshire Blvd., Suite 450

Beverly Hills, California 90211

Telephone: (310) 598-7113

Dear Stockholders:

We are writing to advise you that stockholders of Barfresh Food Group Inc. (the “Company”) holding a majority of the issued and outstanding shares of common stock of the Company, by written consent in lieu of special meeting dated May 8, 2015, have authorized the following actions:

1.	The amendment of the Company’s Certificate of Incorporation to increase the authorized number of shares of stock from 100,000,000 shares of stock, consisting of 95,000,000 shares of common stock, par value $0.000001 per share, and 5,000,000 shares of blank check preferred stock, par value $0.000001 per share to 300,000,000 share of stock, consisting of 295,000,000 shares of common stock, par value $0.000001 per share, and 5,000,000 shares of blank check preferred stock, par value $0.000001 per share; and

2.	The adoption and approval of the Barfresh Food Group Inc. 2015 Equity Incentive Plan.

These actions were approved on April 27, 2015 by our Board of Directors. These actions will not become effective until at least 20 calendar days after the initial mailing of this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement (“Information Statement”) is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement is first mailed to you on or about May 27, 2015.

We thank you for your continued interest in the Company.

By Order of the Board of Directors,

Sincerely,

/s/ Riccardo Delle Coste
Riccardo Delle Coste
Chief Executive Officer and Chairman of the Board
Beverly Hills, California
May 26, 2015

BARFRESH FOOD GROUP INC.

8530 Wilshire Blvd., Suite 450

Beverly Hills, California 90211

Telephone: (310) 598-7113

INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY OF STOCKHOLDERS IN LIEU OF A SPECIAL MEETING

IMPORTANT NOTICE REGARDING

THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://barfresh.com

GENERAL

This Information Statement is being furnished to the stockholders of Barfresh Food Group Inc. in connection with the written consent of the holders of a majority of our issued and outstanding shares of common stock dated May 8, 2015 authorizing the following actions:

1.	The amendment of the Company’s Certificate of Incorporation to increase the authorized number of shares of stock from 100,000,000 shares of stock, consisting of 95,000,000 shares of common stock, par value $0.000001 per share, and 5,000,000 shares of blank check preferred stock, par value $0.000001 per share to 300,000,000 share of stock, consisting of 295,000,000 shares of common stock, par value $0.000001 per share, and 5,000,000 shares of blank check preferred stock, par value $0.000001 per share (the “Authorized Share Increase”); and

2.	The adoption and approval of the Barfresh Food Group Inc. 2015 Equity Incentive Plan.

On April 27, 2015, our Board of Directors approved these actions. A copy of the form of Certificate of Amendment to the Company’s Certificate of Incorporation (“Certificate of Amendment”) is attached as Appendix A to this Information Statement. A copy of the Barfresh Food Group Inc. 2015 Equity Incentive Plan is attached as Appendix B to this Information Statement.

The elimination of the need for a special meeting of stockholders to approve this action is made possible by Section 228 of the Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. Utilizing the written consent of the holders of a majority in interest of our voting securities eliminates the costs involved in holding a special meeting of stockholders.

Pursuant to Section 228 of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of the corporate action without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as this notice. This Information Statement is first being mailed on or about May 27, 2015 to stockholders of record as of May 8, 2015, and is being delivered to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 of the Exchange Act. No appraisal rights are afforded to our stockholders under Delaware law as a result of the adoption of the Certificate of Amendment.

The entire cost of furnishing this Information Statement will be borne by us. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding copies of this Information Statement to beneficial owners.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement is first mailed to you on or about May 27, 2015.

If you have any questions on the enclosed Information Statement you may contact us directly. We thank you for your continued interest in our Company.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on May 8, 2015 (“Record Date”) are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, there were 78,720,788 shares of common stock issued and outstanding held by 58 holders of record. Holders of our common stock are entitled to one vote per share.

INCREASE IN AUTHORIZED COMMON STOCK

Our Certificate of Incorporation authorizes us to issue 100,000,000 shares of stock, consisting of 95,000,000 shares of common stock, par value $0.000001 per share, and 5,000,000 shares of blank check preferred stock, par value $0.000001 per share. Our Board of Directors and holders of a majority of our issued and outstanding shares of common stock have approved the Certificate of Amendment to increase our authorized capitalization to 300,000,000 share of stock, consisting of 295,000,000 shares of common stock, par value $0.000001 per share, and 5,000,000 shares of blank check preferred stock, par value $0.000001 per share (“Authorized Share Increase”). We are not increasing our authorized preferred stock, which will remain unchanged. As of May 8, 2015, there were 78,720,788 shares of common stock outstanding and no shares of preferred stock outstanding.

The Authorized Share Increase will not have any immediate effect on the rights of our existing stockholders. However, our Board of Directors will have the authority to issue authorized shares of common stock or preferred stock at such times, for such purposes and for such consideration as the Board may determine to be appropriate without requiring future stockholder approval of such issuances, except as may be required by applicable law or applicable stock exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The Authorized Share Increase and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within the limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

Procedure for Implementing the Authorized Share Increase

The Authorized Share Increase will become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on or about June 16, 2015.

APPROVAL OF BARFRESH FOOD GROUP INC.

2015 EQUITY INCENTIVE PLAN

Background

On April 27, 2015, our Board of Directors unanimously approved and adopted the Barfresh Food Group Inc. 2015 Equity Incentive Plan (the “Plan”), which became effective when it was approved by the holders of a majority of our issued and outstanding shares of common stock on May 8, 2015. The Plan will permit the grant of incentive and non-qualified stock options and other stock-based awards to employees and consultants.

Maintaining an effective equity compensation program in which our employees, directors and consultants participate is a key component of achieving our long-term goals. Our Board of Directors believes that the Plan will afford us the ability to design compensatory awards that are responsive to our needs, including our ability to continue to attract and retain key employees and directors, motivate such individuals to achieve long-range goals, and allow such individuals to participate in our long-term growth and financial success.

Summary of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by reference to the complete text of the Plan as set forth in Appendix B to this Information Statement. Capitalized terms not otherwise defined in this summary have the meanings ascribed to them in the Plan. You should read the complete text of the Plan for more details regarding the operation of the Plan.

Purpose. The Barfresh Food Group Inc. 2015 Equity Incentive Plan has two complementary purposes: (a) to attract and retain outstanding individuals to serve as officers, employees, directors, consultants and advisors to the Company and its Affiliates, and (b) to increase stockholder value. The Plan will provide participants with incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s Common Stock or receive monetary payments based on the value of such Common Stock, on the potentially favorable terms that this Plan provides.

Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors, or, if none has been established, by the Board (referred to herein as the “Committee”). The Committee has full authority to administer this Plan, including the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect, and (iv) make all other determinations necessary or advisable for the administration of this Plan. All actions or determinations of the Committee are made in its sole discretion and will be final and binding on any person with an interest therein.

Eligible Participants. Awards may be granted to officers or other employees of the Company or its Affiliates, or an individual that the Company or an Affiliate has engaged to become an officer or employee, or a consultant or advisor who provides services to the Company or its Affiliates, including a non-employee director of the Board of Directors, whom the Committee designates to receive an Award.

Shares Subject to the Stock Plan. The maximum number of shares of our common stock that may be issued pursuant to awards under the Plan is 15,000,000 shares. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares or payment of cash under the Award, then the Shares subject to or reserved for in respect of such Award, or the Shares to which such Award relates, may again be used for new Awards, including issuance pursuant to incentive stock options.

Stock Options. the Committee will determine all terms and conditions of each Option, including but not limited to:

(a) Whether the Option is an incentive stock option or a nonqualified stock option; provided that in the case of an incentive stock option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which such option and all other incentive stock options issued under this Plan (and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) are first exercisable by the Participant during any calendar year exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded. Only employees of the Company or a Subsidiary are eligible to be granted incentive stock options;

(b) The number of Shares subject to the Option;

(c) The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that an incentive stock option granted to a 10% Owner-Employee must have an exercise price that is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant;

(d) The terms and conditions of exercise; and

(e) The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant and each incentive stock option granted to any 10% Owner-Employee must terminate no later than the fifth (5th) anniversary of the date of grant.

Stock Appreciation Rights, Performance Share Awards, Restricted Stock and Restricted Stock Unit Awards. The Committee will determine all terms and conditions of each award of Stock Appreciation Rights, Performance Share Awards, Restricted Stock and Restricted Stock Units.

Transferability of Awards. Except as set forth in Section 15 of the Plan, each award granted under the Plan is not transferable other than by will or the laws of descent and distribution, or to a revocable trust, or as permitted by Rule 701 of the Securities Act.

Term and Amendment. Subject to the right of Committee to terminate the Plan earlier pursuant to Section 12(b) of the Plan, the Plan shall terminate on, and no Awards may be granted after the tenth (10th) anniversary of the Plan’s effective date.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of May 8, 2015 for:

●	each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock,

●	each named executive officer (as that term is defined under the rules and regulations of the Securities and Exchange Commission (the “SEC”)),

●	Each of our directors, and

●	all executive officers and directors as a group.

A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise.

Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite the stockholder’s name. We have based our calculation of the percentage of beneficial ownership on 78,720,788 shares of the Company’s common stock outstanding on May 8, 2015.

Name and address of beneficial owner (1)	Amount and nature of beneficial ownership	Percent of class o/s
Riccardo Delle Coste (2) (3) (4) (5)	20,049,310	25.25%

R.D. Capital Holdings Pty Ltd.	18,966,664	24.09%

Steven Lang (6) (7) (8) (9)	20,249,310	25.37%

Sidra Pty Limited	19,249,310	24.37%

Arnold Tinter (10)	800,000	1.02%

Joseph M. Cugine (11) (12) (13)	1,714,100	2.18%

Alice Elliot (14) (15) (16)	490,000	0.62%

All directors and officers as a group (5 persons)	43,302,720	53.68%
Lazarus Investment Partners LLLP 3200 Cherry Creek South Drive Suite 670 Denver, CO 80209 (17)	18,093,295	20.62%

Wolverine Flagship Fund Trading Limited	6,000,000	7.53%
175 West Jackson Blvd., Suite 340
Chicago, IL 60604 (18)

Bruce Grossman (19)	4,500,000	5.68%
c/o Dillon Hill Capital LLC
200 Business Park Drive, Suite 306
Armonk, NY 10504

(1)	The address of all officers and directors listed is c/o Barfresh Food Group Inc., 8530 Wilshire Blvd,, Suite 450, Beverly Hills, CA 90211.

(2)	Mr. Delle Coste is the Chief Executive Officer, President and a Director of the Company.

(3)	Includes 18,966,664 shares owned by R.D. Capital Holdings PTY Ltd. and of which Riccardo Delle Coste is deemed to be a beneficial owner.

(4)	Includes 200,000 shares underlying convertible debt and 200,000 shares underlying warrants related to the convertible debt owned by the Delle Coste Family Trust. Mr. Delle Coste may be deemed to indirectly beneficially own these shares but disclaims beneficial ownership of these shares pursuant to Rule 13d-4 promulgated under the Securities Exchange Act of 1934, as amended.

(5)	Includes 282,646 shares underlying warrants issued in connection with a promissory note the holder of which is the Delle Coste Family Trust. Mr. Delle Coste may be deemed to indirectly beneficially own these shares but disclaims beneficial ownership of these shares pursuant to Rule 13d-4 promulgated under the Securities Exchange Act of 1934, as amended.

(6)	Mr. Lang is a Director of the Company.

(7)	Includes 18,966,664 shares owned by Sidra Pty Limited of which Steven Lang is deemed to be a beneficial owner.

(8)	Includes 800,000 shares underlying options granted.

(9)	Includes 282,646 shares underlying warrants issued in connection with a promissory note the holder of which is Sidra PTY Limited.

(10)	Mr. Tinter is the Chief Financial Officer, Secretary and a Director of the Company.

(11)	Mr. Cugine is a Director of the Company.

(12)	Includes 500,000 shares owned by Restaurant Consulting Group LLC of which Joe Cugine is deemed to be a beneficial owner.

(13)	Includes 50,000 shares underlying warrants issued in connection with purchase of common stock.

(14)	Ms. Elliot is a Director of the Company.

(15)	Includes 160,000 shares owned by Elliot-Herbst LP of which Alice Elliot is deemed to be a beneficial owner.

(16)	Includes 30,000 shares underlying warrants issued in connection with purchase of common stock.

(17)	Includes 10,033,333 shares underlying warrants issued in connection with purchase of common stock. Lazarus Management Company LLC, a Colorado limited liability company (“Lazarus Management”), is the investment adviser and general partner of Lazarus Investment Partners LLLP (“Lazarus Partners”), and consequently may be deemed to have voting control and investment discretion over securities owned by Lazarus Partners. Justin B. Borus is the managing member of Lazarus Management. As a result, Mr. Borus may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Lazarus Management. The foregoing should not be construed in and of itself as an admission by Lazarus Management or Mr. Borus as to beneficial ownership of the shares owned by Lazarus Partners. Each of Lazarus Management and Mr. Borus disclaims beneficial ownership of the securities, except to the extent of its or his pecuniary interests therein.

(18)	Includes 2,000,000 shares underlying warrants issued in connection with purchase of common stock. Wolverine Asset Management, LLC (“WAM”) is the investment manager of Wolverine Flagship Fund Trading Limited and has voting and dispositive power over these securities. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc., the general partner of Wolverine Holdings.

(19)	Dillon Hill Capital, LLC, of which the Mr. Grossman is the sole member, directly owns 2,000,000 shares are common stock and warrants to purchase an additional 1,000,000 shares of common stock. Dillon Hill Investment Company, LLC, the sole member of which is a trust of which Mr. Grossman’s spouse is a co-trustee, directly owns 1,000,000 shares of common stock and warrants to purchase an additional 500,000 shares of common stock. By virtue of the relationships described above, the Mr. Grossman n may be deemed to have sole voting and dispositive power over the shares and warrants held by Dillon Hill Capital LLC and shared voting and dispositive power over the shares and warrants held by Dillon Hill Investment Company, LLC.

INTEREST OF CERTAIN PERSONS IN OR

OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

●	Any director or officer of our Company,

●	Any proposed nominee for election as a director of our Company, and

●	Any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are listed in the section entitled “Security Ownership of Certain Beneficial Owners and Management”. No director has advised us that he or she intends to oppose any action described in this Information Statement.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Brokers and us use household proxy and information materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to:

Barfresh Food Group Inc.

8530 Wilshire Blvd., Suite 450

Beverly Hills, CA 90211

WHERE YOU CAN FIND MORE INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed as follows:

Barfresh Food Group Inc.

8530 Wilshire Blvd., Suite 450

Beverly Hills, CA 90211

(310) 598-7113

info@smoothieinc.com

We file annual, quarterly, and current reports and other information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. Those filings are also available to the public on our corporate website at www.barfresh.com. The information we file with the SEC or contained on, or linked to through, our corporate website or any other website that we may maintain is not part of this Information Statement. You may also read and copy, at the SEC’s prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room.

This Information Statement is provided to the holders of common stock of Barfresh Food Group Inc. for informational purposes in connection with the Reverse Stock Split, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors,

Sincerely,

/s/ Riccardo Delle Coste
Riccardo Delle Coste
Chief Executive Officer and Chairman of the Board
Denver, Colorado
May 26, 2015

Appendix A

FORM OF CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

OF

BARFRESH FOOD GROUP INC

(A Delaware Corporation)

Pursuant to Section 242 of the Delaware General Corporation Law, the undersigned, being the Chief Executive Officer of Barfresh Food Group Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation “), does hereby certify that the following resolutions were adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

RESOLVED: Article IV of the Certificate of Incorporation, as amended, of this Corporation is hereby deleted and replaced in its entirety with the following:

The total number of shares of stock that the Corporation shall have authority to issue is 300,000,000, consisting of 295,000,000 shares of common stock, par value $0.000001 per share (“Common Stock”) and 5,000,000 shares of preferred stock, par value $0.000001 per share (“Preferred Stock”).

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative, participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the General Corporation Law of the State of Delaware. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

On the date of effective date of this Certificate of Amendment, the

FURTHER RESOLVED: That the effective date of this Certificate of Amendment shall be June 16, 2015.

The foregoing resolutions and this Certificate of Amendment were adopted by the Board of Directors of the Corporation on April 27, 2015 and holders of a majority of the outstanding shares of the Corporation’s voting stock on May 8, 2015, in accordance with the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of this Corporation, has executed this Certificate of Amendment to the Corporation’s Certificate of Incorporation, as amended, as of June 16, 2015.

Barfresh Food Group Inc.

By:	/s/ Riccardo Delle Coste
Name:	Riccardo Delle Coste
Title:	Chief Executive Officer

Appendix B

BARFRESH FOOD GROUP INC.

2015 EQUITY INCENTIVE PLAN

1. PURPOSE. The Barfresh Food Group Inc. 2015 Equity Incentive Plan has two complementary purposes: (a) to attract and retain outstanding individuals to serve as officers, employees, directors, consultants and advisors to the Company and its Affiliates, and (b) to increase stockholder value. The Plan will provide participants with incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s Common Stock or receive monetary payments based on the value of such Common Stock, on the potentially favorable terms that this Plan provides.

2. EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board of Directors of the Company, subject to approval by the stockholders of the Company within twelve (12) months of the effective date. Any Awards granted under the Plan prior to such stockholder approval shall be conditioned on such approval.

3. DEFINITIONS. Capitalized terms used in this Plan have the following meanings:

(a) “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c), provided that, in applying such provisions, the phrase “at least fifty percent (50%)” shall be used in place of “at least eighty percent (80%)” each place it appears therein.

(b) “Award” means a grant of Options (as defined below), Stock Appreciation Rights (as defined in Section 3(w) hereof), Performance Shares (as defined in Section 3(p) hereof), Restricted Stock (as defined in Section 3(s) hereof), or Restricted Stock Units (as defined in Section 3(t) hereof).

(c) “Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Participant, or (ii) the Participant being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Participant’s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Participant being subject to a transfer of its Issued Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied, including, but not limited to, the signing of documents by all parties and approval by all regulatory agencies, if required:

(i) The stockholders approve a plan of complete liquidation or dissolution of the Company; or

(ii) The consummation of (A) an agreement for the sale or disposition of all or substantially all of the Company’s assets (other than to an Excluded Person (as defined below)), or (B) a merger, consolidation or reorganization of the Company with or involving any other corporation, other than a merger, consolidation or reorganization that would result in the holders of voting securities of the Company outstanding immediately prior thereto continuing to hold (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such other surviving entity) outstanding immediately after such merger, consolidation or reorganization.

An Excluded Person means: (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company.

Notwithstanding the foregoing, with respect to an Award that is considered deferred compensation subject to Code Section 409A, if the definition of “Change of Control” results in the payment of such Award, then such definition shall be amended to the minimum extent necessary, if at all, so that the definition satisfies the requirements of a change of control under Code Section 409A.

(f) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(g) “Committee” means the Compensation Committee of the Board (or a successor committee with similar authority) or if no such committee is named by the Board, than it shall mean the Board.

(h) “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

(i) “Company” means Barfresh Food Group Inc., a Delaware corporation, or any successor thereto.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Any reference to a specific provision of the Exchange Act shall be deemed to include any successor provision thereto.

(k) “Fair Market Value” means, per Share on a particular date, the value as determined by the Committee using a reasonable valuation method within the meaning of Code Section 409A, based on all information in the Company’s possession at such time, or if applicable, the value as determined by an independent appraiser selected by the Board or Committee.

(l) “Issued Shares” means, collectively, all outstanding Shares issued pursuant to an Award and all Option Shares.

(m) “Option” means the right to purchase Shares at a stated price upon and during a specified time. “Options” may either be “incentive stock options” which meet the requirements of Code Section 422, or “nonqualified stock options” which do not meet the requirements of Code Section 422.

(n) “Option Shares” mean outstanding Shares that were issued to a Participant upon the exercise of an Option.

(o) “Participant” means an officer or other employee of the Company or its Affiliates, or an individual that the Company or an Affiliate has engaged to become an officer or employee, or a consultant or advisor who provides services to the Company or its Affiliates, including a non-employee director of the Board, whom the Committee designates to receive an Award.

(p) “Performance Shares” means the right to receive Shares to the extent the Company, Subsidiary, Affiliate or other business unit and/or Participant achieves certain goals that the Committee establishes over a period of time the Committee designates.

(q) “Permitted Transferee” means, in connection with a transfer made for bona fide estate planning purposes, either during a Participant’s lifetime or on death by will or intestacy, to his or her spouse, child (natural or adopted), or any other direct lineal descendant of such Participant (or his or her spouse) (all of the foregoing collectively referred to as “family members”), or any other relative approved unanimously by the Board of Directors of the Company, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, such Participant or any such family members.

(r) “Plan” means this Barfresh Food Group Inc. 2015 Equity Incentive Plan, as amended from time to time.

(s) “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer (including but not limited to stock grants with the recipient having the right to make an election under Section 83(b) of the Code), which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service or upon the occurrence of other events, as determined by the Committee.

(t) “Restricted Stock Unit” means the right to receive a Share, or a cash payment, the amount of which is equal to the Fair Market Value of a Share, which is subject to a risk of forfeiture which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service or upon the occurrence of other events, as determined by the Committee.

(u) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(v) “Share” means a share of Common Stock.

(w) “Stock Appreciation Right” or “SAR” means the right of a Participant to receive cash, and/or Shares with a Fair Market Value, equal to the excess of the Fair Market Value of a Share over the grant price.

(x) “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(y) “10% Owner-Employee” means an employee who, at the time an incentive stock option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary.

4. ADMINISTRATION.

(a) Committee Administration. The Committee has full authority to administer this Plan, including the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect, and (iv) make all other determinations necessary or advisable for the administration of this Plan. All actions or determinations of the Committee are made in its sole discretion and will be final and binding on any person with an interest therein. If at any time the Committee is not in existence, the Board shall administer the Plan and references to the Committee in the Plan shall mean the Board.

(b) Delegation to Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company, or the Committee may delegate to a sub-committee, any or all of the authority and responsibility of the Committee. If the Board or Committee has made such a delegation, then all references to the Committee in this Plan include such committee, sub-committee or one or more officers to the extent of such delegation.

(c) No Liability. No member of the Committee, and no individual or officer to whom a delegation under subsection (b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless such individual to the maximum extent that the law and the Company’s bylaws permit.

5. DISCRETIONARY GRANTS OF AWARDS. Subject to the terms of this Plan and applicable law, the Committee has full power and authority to: (a) designate from time to time the Participants to receive Awards under this Plan; (b) determine the type or types of Awards to be granted to each Participant; (c) determine the number of Shares with respect to which an Award relates; and (d) determine any terms and conditions of any Award including but not limited to permitting the delivery to the Company of Shares or the relinquishment of an appropriate number of vested Shares under an exercisable Option in satisfaction of part of all of the exercise price of, or withholding taxes with respect to, an Award or payment through a “net exercise” procedure established by the Company such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares. Method of payment, in the case of an incentive stock option, shall be determined at the time of grant. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year.

6. SHARES RESERVED UNDER THIS PLAN.

(a) Plan Reserve. An aggregate of fifteen million (15,000,000) Shares are reserved for issuance under this Plan, all of which may be issued as any form of Award.

(b) Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares or payment of cash under the Award, then the Shares subject to or reserved for in respect of such Award, or the Shares to which such Award relates, may again be used for new Awards as determined under subsection (a), including issuance pursuant to incentive stock options. If Shares are delivered to (or withheld by) the Company in payment of the exercise price or withholding taxes of an Award, then such Shares may be used for new Awards under this Plan as determined under subsection (a), including issuance pursuant to incentive stock options. If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares may be used for new Awards under this Plan as determined under subsection (a), but excluding issuance pursuant to incentive stock options.

7. OPTIONS. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:

(a) Whether the Option is an incentive stock option or a nonqualified stock option; provided that in the case of an incentive stock option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which such option and all other incentive stock options issued under this Plan (and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) are first exercisable by the Participant during any calendar year exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded. Only employees of the Company or a Subsidiary are eligible to be granted incentive stock options;

(b) The number of Shares subject to the Option;

(c) The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that an incentive stock option granted to a 10% Owner-Employee must have an exercise price that is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant;

(d) The terms and conditions of exercise; and

(e) The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant and each incentive stock option granted to any 10% Owner-Employee must terminate no later than the fifth (5th) anniversary of the date of grant.

In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise.

8. STOCK APPRECIATION RIGHTS. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to:

(a) The number of Shares to which the SAR relates;

(b) The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant;

(c) The terms and conditions of exercise or maturity;

(d) The term, provided that an SAR must terminate no later than the tenth (10th) anniversary of the date of grant; and

(e) Whether the SAR will be settled in cash, Shares or a combination thereof.

9. PERFORMANCE SHARE AWARDS. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Performance Share Award, including but not limited to:

(a) The number of Shares to which the Performance Share Award relates;

(b) The terms and conditions of each Award, including, without limitation, the selection of the performance goals that must be achieved for the Participant to realize all or a portion of the benefit provided under the Award; and

(c) Whether all or a portion of the Shares subject to the Award will be issued to the Participant, without regard to whether the performance goals have been attained, in the event of the Participant’s death, disability, retirement or other circumstance.

10. RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:

(a) The number of Shares or Restricted Stock Units to which such Award relates;

(b) The period of time over which, and/or the criteria or conditions that must be satisfied so that, the risk of forfeiture and/or restrictions on transfer imposed on the Restricted Stock or Restricted Stock Units will lapse;

(c) Whether all or a portion of the Restricted Shares or Restricted Stock Units will be released from a right of repurchase and/or be paid to the Participant in the event of the Participant’s death, disability, retirement or other circumstance;

(d) With respect to awards of Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the risk of forfeiture, right of repurchase and/or restrictions on transfer or to issue such Shares with an appropriate legend referring to such restrictions;

(e) With respect to awards of Restricted Stock, whether dividends paid with respect to such Shares will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate; and

(f) With respect to awards of Restricted Stock Units, whether to credit dividend equivalent units equal to the amount of dividends paid on a Share and whether such dividend equivalent units shall be subject to the same terms and conditions as the Award to which they relate.

11. TRANSFERABILITY. Except as set forth in Section 15 hereof, each award granted under this plan is not transferable other than by will or the laws of descent and distribution, or to a revocable trust, or as permitted by Rule 701 of the Securities Act.

12. TERMINATION AND AMENDMENT.

(a) Term. Subject to the right of the Board or Committee to terminate the Plan earlier pursuant to Section 12(b), the Plan shall terminate on, and no Awards may be granted after the tenth (10th) anniversary of the Plan’s effective date.

(b) Termination and Amendment. The Board or Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, provided that:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (a) action of the Board, (b) applicable corporate law, or (c) any other applicable law or rule of a self-regulatory organization;

(ii) stockholders must approve any of the following Plan amendments: (a) an amendment to materially increase any number of Shares specified in Section 6(a) (except as permitted by Section 14(a)) or expand the class of individuals eligible to receive an Award to the extent required by the Code, the Company’s bylaws or any other applicable law, (b) any other amendment if required by applicable law or the rules of any self-regulatory organization, or (c) an amendment that would diminish the protections afforded by Section 12(e); provided, that such stockholder approval may be obtained within 12 months of the approval of such amendment by the Board or Committee.

(c) Amendment, Modification or Cancellation of Awards. Except as provided in subsection (e) and subject to the restrictions of this Plan, the Committee may modify or amend an Award or waive any restrictions or conditions applicable to an Award (including relating to the exercise, vesting or payment thereof), and the Committee may modify the terms and conditions applicable to any Award (including the terms of the Plan), and the Committee may cancel any Award, provided that the Participant (or any other person as may then have an interest in such Award as a result of the Participant’s death or the transfer of an Award) must consent in writing if any such action would adversely affect the rights of the Participant (or other interested party) under such Award. Notwithstanding the foregoing, the Committee need not obtain Participant (or other interested party) consent for the amendment, modification or cancellation of an Award pursuant to the provisions of Section 14(a), or the amendment or modification of an Award to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.

(d) Survival of Committee Authority and Awards. Notwithstanding the foregoing, the authority of the Committee to administer this Plan and modify or amend an Award, and the authority of the Board or Committee to amend this Plan, shall extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in full force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, neither the Committee nor any other person may decrease the exercise price of any Option or the grant price of any SAR nor take any action that would result in a deemed decrease of the exercise price or grant price of an Option or SAR under Code Section 409A, after the date of grant, except in accordance with Section 1.409A-1(b)(5)(v)(D) of the Treasury Regulations (26 C.F.R.), or in connection with a transaction which is considered the grant of a new Option or SAR for purposes of Section 409A of the Code, provided that the new exercise price or grant price is not less than the Fair Market Value of a Share on the new grant date.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

13. TAXES.

(a) Withholding. In the event the Company or any Affiliate is required to withhold any foreign, Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Committee, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations. Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts required to be withheld. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the foreign, Federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award, or (c) deliver other previously owned Shares; provided that the amount to be withheld may not exceed the total minimum foreign, federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Company requires. In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other person with an interest in an Award that any Award intended to be exempt from Code Section 409A shall be so exempt, nor that any Award intended to comply with Code Section 409A shall so comply, nor that any Award designated as an incentive stock option within the meaning of Code Section 422 qualifies as such, and neither the Company nor any Affiliate shall indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

14. ADJUSTMENT PROVISIONS; CHANGE OF CONTROL.

(a) Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Committee determines by resolution is special or extraordinary in nature or that is in connection with a transaction that is a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this subsection (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, in each case, the Committee shall, in such manner as it may deem equitable, adjust any or all of: (w) the number and type of Shares subject to this Plan (including the number and type of Shares that may be issued pursuant to incentive stock options), (x) the number and type of Shares subject to outstanding Awards, (y) the grant, purchase, or exercise price with respect to any Award, and (z) the performance goals established under any Award.

(i) In any such case, the Committee may also make provision for a cash payment, in an amount determined by the Committee, to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award), effective at such time as the Committee specifies (which may be the time such transaction or event is effective); provided that any such adjustment to an Award that is exempt from Code Section 409A shall be made in a manner that permits the Award to continue to be so exempt, and any adjustment to an Award that is subject to Code Section 409A shall be made in a manner that complies with the provisions thereof. However, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number.

(ii) Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control, other than any such transaction in which the Company is the continuing corporation and in which the outstanding Common Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof, the Committee may provide that awards, without limitation, will be assumed by the surviving corporation or its parent, will have the vesting accelerated or will be cancelled with or without consideration, in all cases without the consent of the Participant.

(iii) Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the cancellation, with or without consideration, issuance, assumption or acceleration of vesting of awards upon such terms and conditions as it may deem appropriate, in all cases without the consent of the Participant.

(c) Change of Control. Upon a Change of Control, the Committee may, in its discretion, determine that any or all outstanding Awards held by Participants who are then in the employ or service of the Company or any Affiliate shall vest or be deemed to have been earned in full, and:

(i) If the successor or surviving corporation (or parent thereof) so agrees, all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control. If applicable, each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised or vested immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made.

(ii) If the provisions of paragraph (i) do not apply, then all outstanding Awards shall be cancelled as of the date of the Change of Control and, at the option of the Committee, may be exchanged for a payment in cash and/or Shares (which may include shares or other securities of any surviving or successor entity or the purchasing entity or any parent thereof) equal to:

(1) In the case of an Option or SAR, the excess of the Fair Market Value of the Shares on the date of the Change of Control covered by the vested portion of the Option or SAR that has not been exercised over the exercise or grant price of such Shares under the Award;

(2) In the case of Restricted Stock Units, the Fair Market Value of a Share on the date of the Change of Control multiplied by the number of vested units, unless otherwise provided in the Award agreement and subject to the repurchase right set forth in Section 15 hereof; and

(3) In the case of a Performance Share Award, the Fair Market Value of a Share on the date of the Change of Control multiplied by the number of earned Shares.

(d) Parachute Payment Limitation.

(i) Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Company’s auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount (defined herein). For purposes of this Section 14(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G.

(ii) If the Company’s auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 14(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Company’s auditors under this Section 14(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

(iii) Except to the extent such payment was made in connection with a Change of Control, as a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Company’s auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Company’s auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(iv) For purposes of this Section 14(d), the term “Company” shall include affiliated corporations to the extent determined by the auditors in accordance with Code Section 280G(d)(5).

15. STOCK TRANSFER RESTRICTIONS.

(a) Restriction on Transfer of Options. No Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution and all Options shall be exercisable, during the Participant’s lifetime, only by the Participant, or by the Participant’s legal representative or guardian in the event of the Participant’s incapacity. The Participant may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company, and any such beneficiary may exercise the Participant’s Option in the event of the Participant’s death to the extent provided herein. If the Participant does not designate a beneficiary, or if the designated beneficiary predeceases the Participant, the legal representative of the Participant may exercise the Option in the event of the Participant’s death to the extent provided herein. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award agreement regarding a given Option that the Participant may transfer, without consideration for the transfer, his or her Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

(b) Issued Shares. No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such transfer is in compliance with the terms of the applicable Award, all applicable securities laws (including, without limitation, the Securities Act and the Exchange Act), and with the terms and conditions of this Section 15. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor and the Company, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 15 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of Issued Shares.

(c) Legends. The Company may cause a legend or legends to be put on any certificates for shares to make appropriate references to any applicable legal restrictions on transfer.

(d) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the outstanding Shares of the Company, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Section 15 shall apply with equal force to additional and/or substitute securities, if any, received by Participant in exchange for, or by virtue of his or her ownership of, Issued Shares.

16. MISCELLANEOUS.

(a) Other Terms and Conditions. The grant of any Award under this Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, subject to any limitations imposed in the Plan.

(b) Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(c) Employment or Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a consultant or director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and any Affiliate, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a consultant, advisor or non-employee director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a non-employee director of the Company or any Affiliate, or a consultant to the Company or any Affiliate, shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

Notwithstanding the foregoing, with respect to an Award subject to Code Section 409A, a Participant shall be considered to have terminated employment (where termination of employment triggers payment of the Award) upon the date of his separation from service within the meaning of Code Section 409A.

(d) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(e) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(f) Requirements of Law. The granting of Awards under this Plan and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. In such event, the Company may substitute cash for any Share(s) otherwise deliverable hereunder without the consent of the Participant or any other person.

(g) Governing Law. This Plan, and all agreements under this Plan, shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the State of California, County of Los Angeles.

(h) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(i) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and the Plan is not to be construed with reference to such titles.

(j) Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any award agreement or any Award, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

[End of Document]

C E R T I F I C A T I O N

On behalf of the Company, the undersigned hereby certifies that this Barfresh Food Group Inc. 2015 Equity Incentive Plan has been approved by the Board of Directors of the Company on April 27, 2015 and by the stockholders of the Company on May 8, 2015.

BARFRESH FOOD GROUP INC.

By:	/s/ Riccardo Delle Coste
Name:	Riccardo Delle Coste
Title:	Chief Executive Officer/Director